July 31, 2017

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

-BNY Mellon Absolute Insight Multi-Strategy Fund

Supplement to Current Summary Prospectus and Statutory Prospectus

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation, and the fund's sub-adviser is Pareto Investment Management Limited, an affiliate of Dreyfus and a subsidiary of Insight Investment Management Limited Investment allocation decisions for the fund have been made since the fund's inception by the sub-adviser's Absolute Return Investment Committee. Sonja Lami, Portfolio Manager – Specialist Investments, is the member of the ARIC with day-to-day responsibility for investment allocation decisions since the fund's inception. In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, Portfolio Manager – Head of Specialist Equities, for the absolute return emerging market strategy is Colm McDonagh, Head of Emerging Markets Debt, for the absolute return credit strategy is Alex Veroude, Head of Credit, for the absolute return dynamic opportunities strategy is Matthew Merritt, Fund Manager – Multi-Asset Strategy Group, and for the currency strategy is Paul Lambert, Head of Currency – Fixed-Income, each of whom has served as a primary portfolio manager since the fund's inception.

The following information supersedes and replaces any contrary information contained in "Fund Details – Management" in the statutory prospectus:

Investment allocation decisions for the fund have been made since the fund's inception by the fund's sub-adviser through Insight's Absolute Return Investment Committee (ARIC).  Sonja Lami is the member of the ARIC with day-today responsibility for investment allocation decisions since the fund's inception.  Ms. Lami is a portfolio manager with the Specialist Investments team at Insight; she joined Insight in August 2008. In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, for the absolute return emerging market strategy is Colm McDonagh, for the absolute return credit strategy is Alex Veroude, for the absolute return dynamic opportunities strategy is Matthew Merritt, and for the currency strategy is Paul Lambert, each of whom has served as a primary portfolio manager since the fund's inception.  Mr. Cawker is a portfolio manager and the Head of Specialist Equities at Insight; he joined Insight in April 2003.  Mr. McDonagh is Head of Emerging Markets Debt at Insight; he joined Insight in November 2008.  Mr. Veroude is Head of Credit at Insight; he joined Insight in July 2007.  Mr. Merritt is a portfolio manager in the Multi-Asset Strategy Group at Insight which he joined Insight in September 2014.  In November 2009, he was appointed the head of the Multi-Asset Strategy Group following the merger of Insight's Investment Strategy Unit and Multi-Asset Group.  Mr. Lambert is Head of Currency in the Fixed-Income Group at Insight; he joined Insight in September 2012. Prior to joining Insight, Mr. Lambert was employed by UBS Global Asset Management as Head of Currency. The portfolio managers and members of the ARIC responsible for investment allocation decisions for the fund are employees of the fund’s sub-adviser and manage the fund in that capacity.  The portfolio managers and members of the ARIC may concurrently manage other portfolios under dual employment arrangements with Insight.

4012STK0717

July 31, 2017

BNY MELLON ABOSLUTE INSIGHT FUNDS, INC

-BNY Mellon Absolute Insight Multi-Strategy Fund

Supplement to Statement of Additional Information dated

August 31, 2016, September 30, 2016, December 30, 2016, February 1, 2017, March 1, 2017, March 31, 2017 and May 1, 2017

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund Additional Portfolio Managers
BNYMAIMSF Matthew Cooke, Michael Ford, Rodica Glavan, Lucy Speake, Max Wahl

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager[1]	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Matthew Merritt	None	N/A	2	$4.6B	3	$1.6B

1               Because Mr. Merritt became a primary portfolio manager as of July 31, 2017, his information is as of June 30, 2017.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Matthew Merritt	Other Pooled Investment Vehicles	1	$89M
	Other Accounts	None	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager[1]	Fund	Dollar Range of Fund Shares Beneficially Owned
Matthew Merritt	BNYMAIMSF	None

1                      Because Mr. Merritt became a primary portfolio manager as of July 31, 2017, his information is as of June 30, 2017.

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